Exhibit 99.1

Deloitte LLP
2 New Street Square
London
EC4A 3BZ

Phone: +44 (0)20 7936 3000
Fax: +44 (0)20 7583 1198
www.deloitte.co.uk

The Board of Directors of

Vantage Data Centers Jersey Borrower SPV Limited

44 Esplanade

St Helier

Jersey

JE4 9WG

(the “Issuer”)

Barclays Bank PLC

One Churchill Place

London

E14 5HP

(“Barclays”)

SMBC Bank International plc

100 Liverpool Street,

London,

EC2M 2AT

(“SMBC”, and together with the Barclays, the “Joint Lead Managers”)

and the other Managers (as defined in the Engagement Letter)

27 October 2025

Dear Sirs/Madams,

PROPOSED ISSUE BY Vantage Data Centers Jersey Borrower SPV Limited OF LEASE RECEIVABLE BACKED NOTES (the “Issue”)

We have performed the procedures enumerated below on certain leases (the “Lease Pool”), which were agreed to by the Issuer, the Joint Lead Managers and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Lease Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Joint Lead Managers and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Joint Lead Managers and the Managers as discussed above. The Issuer shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.

Deloitte LLP is the United Kingdom affiliate of Deloitte NSE LLP, a member firm of Deloitte Touche Tohmatsu Limited, a UK private company limited by guarantee (“DTTL”). DTTL and each of its member firms are legally separate and independent entities. DTTL and Deloitte NSE LLP do not provide services to clients. Please see www.deloitte.com/about to learn more about our global network of member firms.

© 2025 Deloitte LLP. All rights reserved.

The procedures that we performed and our findings are as follows:

Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The management of the Issuer provided us with the data files ‘Vantage August 2025 Data Tape vF2.xlsx’ and ‘2.0-3 Customer mapping.xlsx’ (together, the “Sample Pool”) containing the lease information for each of the 203 receivables in the Lease Pool as at 31 August 2025 (the “Cut-off Date”) with a total annual rental amount of £106,251,365.

The Agreed upon Procedures were carried out on a sample of 49 receivables from the Lease Pool selected by Barclays (the “Sample”) with a total annual rental amount of £101,146,893, which equates to 95 percent of the total annual amount of the Lease Pool.

We have carried out the agreed upon procedures on the Sample Pool during the period 3 to 20 October 2025.

The procedures we have undertaken, set out in paragraphs 1.1 to 1.15 under the pool agreed upon procedures section below, has been limited to confirming that the selected attribute from the Sample Pool information agreed to the lease documentation or copies thereof provided to us in the lease file. We are entitled to assume that the lease documentation is correct, and we have not sought to independently verify this information. The lease documentation used in these Agreed upon Procedures was the lease agreement, guarantee of lease, commencement letter, change of control document, deed of variation and lease renewal notice (together, the “lease documentation”) and Yardi (the “System”).

1.	Pool agreed upon procedures

For each lease in the Sample Pool we carried out the following agreed upon procedures.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the agreed-upon procedures performed.

For each lease in the Sample Pool we carried out the following agreed upon procedures.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the agreed-upon procedures performed:

1.1.	Tenant Name (LESL5)

For each lease in the Sample Pool, we confirmed whether the tenant name shown in the Sample Pool agreed to the tenant entity shown on the lease documentation. We found that the tenant name shown in the Sample Pool agreed to the lease documentation, with no exception.

1.2.	Datacenter (EXT01/EXT02)

1.2.1	For each lease in the Sample Pool, we confirmed whether the DC/Hall shown in the Sample Pool agreed to that shown on the lease documentation, where an update of the DC/Hall name has occurred the DC/Hall was agreed to the System. We found that the DC/Hall shown in the Sample Pool agreed to the lease documentation, where an update of the DC/Hall name has occurred the DC/Hall was agreed to the System. with no exception.

1.2.2	For each lease in the Sample Pool, we confirmed whether the facility shown in the Sample Pool agreed to that shown on the lease documentation or the System. We found that the facility shown in the Sample Pool agreed to the lease documentation or the System, with no exception.

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1.3.	CLP (Critical Load Power) leased (KWs) (EXT03)

For each lease in the Sample Pool, we confirmed whether the CLP leased (KWs) shown in the Sample Pool agreed to that shown on the lease documentation. We found that the CLP leased (KWs) shown in the Sample Pool agreed to the lease documentation, with no exception.

1.4.	Origination Date (LESL22)

For each lease in the Sample Pool, we confirmed whether the origination date shown in the Sample Pool agreed to that shown on the lease documentation, to within 30 days. We found that the origination date shown in the Sample Pool agreed to the lease documentation, to within 30 days, with no exception.

1.5.	Original Maturity Date (LESL23)

For each lease in the Sample Pool, we confirmed whether the original maturity date shown in the Sample Pool agreed to that shown on the lease documentation, to within 30 days. We found that the original maturity date shown in the Sample Pool agreed to the lease documentation, to within 30 days, except for 2 cases.

Unique Identifier	Description of exception
DT25	Sample pool = 31/12/2025; lease documentation = 31/12/2021
DT28	Sample pool = 31/08/2025; lease documentation = 31/08/2021

1.6.	Current Rent (KW/Month) (EXT10)

For each lease in the Sample Pool we confirmed whether the current rent shown in the Sample Pool agreed to that shown on the lease documentation, the System or as confirmed by the Issuer, to within 1%. We found that the current rent shown in the Sample Pool agreed to the lease documentation, the System or as confirmed by the Issuer, to within 1%, with no exception.

1.7.	Annual Rent Amount (EXT12)

For each lease in the Sample Pool, we confirmed whether the current annual rent amount shown in the Sample Pool agreed to that shown on the lease documentation, the System or as confirmed by the Issuer, to within 1%. We found that the current annual rent amount shown in the Sample Pool agreed to the lease documentation, the System or as confirmed by the Issuer, to within 1%, with no exception.

1.8.	Payment Frequency (LESL33)

For each lease in the Sample Pool, we confirmed whether the payment frequency shown in the Sample Pool agreed to that shown on the lease documentation or the System. We found that the payment frequency shown in the Sample Pool agreed to the lease documentation or the System, except for 1 case.

Unique Identifier	Description of exception
DT42	Sample pool = Quarterly; lease documentation = Monthly

1.9.	Escalator Frequency (EXT05)

For each lease in the Sample Pool, we confirmed whether the escalator frequency shown in the Sample Pool agreed to that shown on the lease documentation. We found that the escalator frequency shown in the Sample Pool agreed to the lease documentation, with no exception.

1.10.	Escalator Rate (EXT04)

For each lease in the Sample Pool, we confirmed whether the escalator rate shown in the Sample Pool agreed to that shown on the lease documentation. We found that the escalator rate shown in the Sample Pool agreed to the lease documentation, with no exception.

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1.11.	Current Expiration Date (EXT16)

For each lease in the Sample Pool, we confirmed whether there was a current expiration date shown in the Sample Pool, agreed to that shown on the lease documentation to within 30 days. We found that the current expiration date shown in the Sample Pool agreed to the lease documentation to within 30 days, with no exception.

1.12.	Renewal Option Exercised in years (EXT19)

For each lease in the Sample Pool, we confirmed whether the renewal option exercised shown in the Sample Pool agreed to the lease documentation. We found that the renewal option exercised shown in the Sample Pool agreed to the lease documentation, except for 1 case.

Unique Identifier	Description of exception
DT25	Sample pool = 1; lease documentation = 0

1.13.	Total Renewal Option (EXT18)

For each lease in the Sample Pool, we confirmed whether the total renewal option shown in the Sample Pool agreed to the lease documentation. We found that the total renewal option shown in the Sample Pool agreed to the lease documentation, with no exception.

1.14.	Rent-Free Period (months) (EXT08)

For each lease in the Sample Pool with a rent-free period, we confirmed whether the length of the rent-free period shown in the Sample Pool agreed to that shown on the lease documentation. We found that the length of the rent-free period shown in the Sample Pool agreed to the lease documentation, with no exception.

1.15	Credit Rating (EXT14)

For each lease in the Sample Pool with a credit rating, we confirmed whether the credit rating shown in the Sample Pool agreed to the S&P credit rating shown on Bloomberg. We found that the credit rating shown in the Sample Pool agreed to the S&P credit rating shown on Bloomberg, with no exception.

2.	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

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3.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 21 October 2025, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Joint Lead Managers and the Managers. This Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Louise Gill.

Yours truly,

/s/ Deloitte LLP

Deloitte LLP

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